THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT AMENDS THE REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 1, 2016.

THIRD AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Third Amendment”), dated and effective as of this 29th day of September, 2023, by and among WEIS MARKETS, INC., a Pennsylvania corporation, DUTCH VALLEY FOOD COMPANY, LLC, a Pennsylvania limited liability company, WEIS TRANSPORTATION, LLC, a Pennsylvania limited liability company, and WMK FINANCING, INC., a Delaware corporation (the “Borrowers” and each a “Borrower”) and WELLS FARGO BANK, N.A., a national banking association (the “Lender”).

BACKGROUND

A.The Borrowers and the Lender entered into that certain Revolving Credit Agreement dated as of September 1, 2016 (as previously modified by that certain First Amendment to Revolving Credit Agreement dated effective August 21, 2019 (the “First Amendment”) and that certain Second Amendment to Revolving Credit Agreement dated effective September 29, 2021 (the “Second Amendment”) (hereinafter, as so modified, the “Agreement”). Unless expressly provided otherwise in this Third Amendment, capitalized terms used in this Third Amendment shall have the meanings given to them in the Agreement.

The parties desire to amend the Agreement, as set forth herein, so as to (i) extend the Maturity Date, (ii) amend the applicable rate of interest, (iii) amend certain covenants and (iv) amend certain other provisions of the Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.Background. The foregoing Background paragraphs are incorporated herein by reference hereto and the accuracy of the same are hereby acknowledged. The Agreement and all terms thereof are incorporated herein by reference hereto.
2.The definition of “Maturity Date” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

Maturity Date:  October 1, 2027, or such earlier date as the Commitment shall terminate pursuant to the terms hereof.

3.Interest Rate. The Agreement is hereby amended to amend the following provisions relating to the interest rate:

Section 2.3 of the Agreement, entitled “Interest,” is hereby amended and restated to amend and restate the first sentence of Section 2.3(a) so has to henceforth read as follows:

The outstanding principal balance of the Loans shall bear interest (computed on the basis of a 360-day year, actual days elapsed) at a fluctuation rate per annum determined by Lender to be one percent (1.00%) above Daily Simple SOFR in effect from time to time.

4.Letter of Credit Sublimit. The amount of the “Letter of Credit Sublimit,” as set forth in Subsection 2.2.2(c)(i) of the Agreement, is hereby increased from Eighteen Million Dollars ($18,000,000.00) to Thirty Million Dollars ($30,000,000.00).
5.Unused Fee. The definition of “Unused Fee Rate” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

Unused Fee Rate: shall mean one quarter of one percent (0.25%).

6.Amendments to Financial Covenants. Article 6 of the Agreement, entitled “Financial Covenants,” is amended so as to amend and restate in full Section 6.1 thereof as follows:

6.1 Minimum EBITDA. The Borrowers, on a Consolidated basis, shall maintain, at all times, minimum EBITDA of not less than One Hundred Seventy-Five Million Dollars ($175,000,000.00). This covenant shall be tested on the last day of each fiscal quarter of the Borrowers on a trailing twelve (12) month basis based upon the reports required in Section 5.1.4 above.

7.Deliveries. The agreement of the Lender to modify the terms of the Agreement is and shall be subject to the delivery to the Lender of all of the following (which are hereby included within the meaning of the term “Loan Documents” as defined in the Agreement):
(a)This Third Amendment executed by all necessary parties;

An updated Secretary’s Certificate in the form of Exhibit C to the Agreement and complying with the terms of Section 3.1.1 of the Agreement; and

(b)Such other documentation, resolutions and confirmations as the Lender may reasonably require.
8.Additional Representations. As an inducement to the Lender to execute this Third Amendment, the Borrowers make the following representations and warranties and acknowledge the Lender’s justifiable reliance thereon:
(a)No Event of Default has occurred under the Agreement, and/or First Amendment, Second Amendment and/or any of the Loan Documents;
(b)All representations and warranties previously made by the Borrower pursuant to Article 4 of the Agreement, the First Amendment, Second Amendment or in any of the Loan Documents, remain true, accurate and complete and are fully applicable to this Third Amendment; and

(c)The Agreement, as previously amended by the First Amendment and Second Amendment and as modified herein, is a valid and binding obligation of the Borrowers and is fully enforceable in accordance with all of its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
9.Prior Representations. All of the terms, provisions, conditions, covenants, warranties, representations and agreements set forth in the Agreement except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date and except as and to the extent modified by this Third Amendment, shall remain in full force and effect. The Lender and the Borrowers ratify and confirm each to the other all of the provisions of the Agreement and Loan Documents, as amended by the First Amendment, Second Amendment, this Third Amendment and any Loan Documents to be executed in connection herewith.
10.No Additional Commitments. Nothing contained in this Third Amendment shall be deemed to be an offer, commitment, covenant and/or agreement by the Lender to renew, restate, amend, extend or otherwise modify the terms of the Agreement, except as is expressly stated in this Third Amendment; and no such offer, commitment, covenant and/or agreement exists unless same is expressly stated in this Third Amendment.
11.Costs and Expenses. Borrowers agree to pay all of Lender’s legal fees and expenses in connection with the review, preparation, negotiation, documentation and closing of this Third Amendment. Nothing contained in this Third Amendment shall limit in any manner whatsoever Lender’s right to reimbursement of costs and expenses under any of the Loan Documents.
12.No Novation. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens and security interests (if any), rights or remedies granted to the Lender in the Loan Documents.
13.No Waiver. Except as may be otherwise expressly provided herein, nothing herein contained and no actions taken by Lender in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to the Lender under the Loan Documents or under the UCC. Nothing herein shall constitute a waiver by the Lender of the Borrowers’ compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by the Lender to enter into any further amendments with Borrowers.
14.Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Third Amendment and the terms and conditions of the Agreement (as amended) and the Loan Documents, the terms and conditions of this Third Amendment shall prevail. All terms and conditions of the Agreement and Loan Documents, as previously amended, not inconsistent herewith shall remain in full force and effect.

15.Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
16.Governing Law; Multiple Counterparts. This Third Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. This Third Amendment may be executed in multiple counterparts.
17.Successors and Assigns. This Third Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
18.No Third Party Beneficiaries. The rights and benefits of this Third Amendment and the Loan Documents shall not inure to the benefit of any third party.
19.Headings. The headings of the sections of this Third Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Third Amendment.
20.Joint and Several Liability. The Borrowers acknowledge and reaffirm the terms of Section 10.19 of the Agreement.

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[TWO SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Third Amendment to Revolving Credit Agreement to be duly executed and delivered as of the day and year first above written.

WEIS MARKETS, INC.,

a Pennsylvania corporation

By:/S/Michael T. Lockard

Name: Michael T. Lockard

Title: Senior Vice President, Treasurer, and Chief Financial Officer

DUTCH VALLEY FOOD COMPANY, LLC,

a Pennsylvania limited liability company

By:/S/Michael T. Lockard

Name: Michael T. Lockard

Title: Senior Vice President, Treasurer and Assistant Secretary

WEIS TRANSPORTATION, LLC,

a Pennsylvania limited liability company

By:/S/Michael T. Lockard

Name: Michael T. Lockard

Title: Senior Vice President, Treasurer and Assistant Secretary

WMK FINANCING, INC.,

A Delaware corporation

By:/S/Pamela Gregorski______

Name: Pamela Gregorski

Title: President, Treasurer and Secretary

[SIGNATURE PAGE ONE OF TWO TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:/S/Michael J. Gigler

Name: Michael J. Gigler

Title: SVP and Director

[SIGNATURE PAGE TWO OF TWO TO THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT]